                                                                   EXHIBIT 10.16


              PLEASE RETURN TO HILLSIDE FINANCE INTERNATIONAL

WHEN RECORDED MAIL TO:

HILLSIDE FINANCE INTERNATIONAL, LLC
325 GEORGE HILL ROAD
LANCASTER, MA  01523                  THIS SPACE FOR RECORDER'S USE
-------------------------------------------------------------------
                        LANDLORD'S/MORTGAGEE'S WAIVER


        This Landlord's/Mortgagee's Waiver ("Waiver") is entered into by Hillside Finance International, LLC, ("LESSOR") and Eye Laser Associates. ("UNDERSIGNED")

        This Waiver is entered into in light of the following mutually agreed to facts:

        WHEREAS, Eye Laser Associates, LLC, ("LESSEE") has entered into a certain lease of real estate located at 4585 Steven Creek Blvd., Suite 100, Santa Clara, CA 95051 ("PREMISES") a legal description of which is attached hereto as Schedule A with Undersigned having an address at __________________ ________________________________; and

        WHEREAS, Lessor, pursuant to that certain Per Procedure Equipment Lease dated as of _________________________, ("LEASE") and Annex A - Equipment Schedule No. Kawesh-101 dated as of ________________________, between Lessor and Lessee, personal property consisting of machinery and/or equipment, including any and all present and future accessories, additions, upgrades, attachments, repairs and replacement parts, all as more fully described in Schedule B hereto or subsequent Schedules entered into between Lessor and Lessee (all hereinafter collectively referred to as the "EQUIPMENT"), for the better utilization of the Premises by the Lessee;

        NOW THEREFORE, the Undersigned, in consideration of the Lessor's leasing the Equipment to the Lessee, and in consideration of the benefit to the Undersigned resulting from such better utilization of the Premises, and intending to be legally bound, does hereby agree that:

        1. Title to, ownership of, and the right to possession as provided in the Lease, of the Equipment shall be and remain at all times in the Lessor, its successors, and assigns, free of any claim or right of the Undersigned, its successors and assigns. The Undersigned waives each and every right which it now has, or may hereafter have, under the laws of any state, or by virtue of the Lease between Undersigned and Lessee or any other instrument or agreement now in effect or hereafter executed, to levy upon or distrain for rent in arrears or in any manner to claim or assert ownership, possession or title to, or to place a lien upon the Equipment.

        2. The Equipment so leased by the Lessor to the Lessee under the Lease or any renewal, extension or modification thereof, shall not, by reason of its installation or being placed in or upon the Premises, be construed as real property or as forming a part of any building thereon, but shall retain its character as personal property and shall at all times be severable from the Premises, and shall not be or be deemed a fixture by reason of being placed in any such building or in any manner annexed, attached or connected to the Premises.

        3. It is further agreed that Lessor or its assigns or agents may enter the Premises at any time for the purpose of inspecting, preserving, protecting, displaying, selling and/or removing the Equipment from the Premises whenever Lessor feels it is necessary to do so to protect its interest and without liability or accountability to the Undersigned.

        4. Lessor may, without affecting the validity of this Agreement, extend the times of payment of any indebtedness of Lessee to Lessor or alter the performance of any of the terms and conditions of the Lease, without the consent of the Undersigned and without giving notice to the Undersigned.

        5. The Undersigned will notify any purchaser of the Premises, or any part thereof, and any future mortgagee or other encumbrance holder with respect to the Premises, or any part thereof, of the existence of this Waiver; and this Waiver shall run with the land and shall be binding upon the successors and assigns of the Undersigned and shall inure to the benefit of the successors and assigns of the Lessor.

        6. This instrument shall in all respects be governed by and construed in accordance with the laws of the State of New York.

        IN WITNESS WHEREOF, we have executed this Landlord's/Mortgagee's Waiver as of this ___ day of ____________, ____.

                                           _________________________________
                                                (Landlord/Mortgagee)

                                       By: /s/ Gary Kawesh
                                           ---------------------------------
                                    Title: Managing Member
                                           ---------------------------------
                                           Eye Laser Associates
                                           Gary Kawesh
                                           --------------------------------
                                                     (Print Name)


State of                )
                        ) ss.
County of               )

On ___________, before me, the undersigned, a notary public in and for said State, personally appeared __________________________________, known to me (or proved to me on the basis of satisfactory evidence ) to be person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature __________________(SEAL)
          NOTARY PUBLIC

                                   SCHEDULE A
                        (LEGAL DESCRIPTION OF PREMISES)

                                   SCHEDULE B

One (1) VISX STAR Excimer Laser System including: 1) Excimer Laser System, 1) Patient Chair, 1) Printer, 1) Accessory Kit, Installation, 2 Years Warranty,
10) Key Cards for PTK and 10) Vision Key Cards for PRK, TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFORE., TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO, AND THEREFOR
                                                 Delivery included

Eye Laser Associates, LLC
4585 Steven Creek Blvd.
Suite 100
Santa Clara, CA 95051

Re:  Notice of Assignment

Gentlemen:

Pursuant to the Per Procedure Lease No. Kawesh-101 the ("Lease"), between the undersigned, as lessor ("Lessor"), and Eye Laser Associates, LLC as lessee ("Lessee"), Lessor leased to Lessee the equipment (the "Equipment") described therein. Please be advised that Lessor has sold the Equipment to DVI CAPITAL COMPANY ("Purchaser") and has assigned to Purchaser as of ___________________, 19____ all of the Lessor's rights under the Lease, but none of the obligations, pursuant to a Purchase and Sale Agreement and Lease Assignment to be executed between the parties. Lessor remains fully liable for all lessor obligations under the Lease.

Please pay to Purchaser directly (or to any other party designated by Purchaser in a notice delivered to you) all "rent" (as that term is used in the Lease) payable under the Lease beginning on the Lease Commencement Date, as well as all other sums payable under the Lease at any time (the "Rent") at the following address:

                              DVI CAPITAL COMPANY
                                 P.O. BOX 1312
                                DEPARTMENT 15092
                             NEWARK, NJ 07101-1213

By executing this letter, Lessee acknowledges and affirms (for the benefit of Purchaser) as follows:

1. The Lease has been duly and validly executed and delivered by Lessee, is the valid and binding obligation of Lessee, and is in full force and effect.

2. No default or condition, which, with or without the passage of time, the giving of notice or both, would constitute a default, exists under the Lease by either Lessee or, to the best of Lessee's knowledge, Lessor.

3. The Lease term for the items of Equipment is 66 months, commencing on the Lease Commencement Date as such term is defined in the Lease and terminating _____________________________, 19____. There are 6 remaining consecutive monthly rentals each payable in the amount $0 and 60 remaining consecutive minimum monthly rentals each payable in the amount of $12,800.00 (plus all applicable taxes) beginning on the Lease Commencement Date. Notwithstanding the foregoing, the terms of the Lease provide that the minimum monthly rental in any month will only be paid in such month to the extent that the number of procedures performed multiplied by the Per Procedure Fee equals or exceeds such monthly rental. If the number of procedures performed exceeds the Monthly Target, then the rentals due in that month will exceed the minimum monthly rental. If the number of procedures performed is less than the Monthly Target, then the rentals due in that month will be less than the minimum monthly rental.

4. The Equipment is in good working order and condition and is acceptable for leasing under the Lease and is currently in the possession and control of Lessee at: 4585 Steven Creek Blvd., Suite 100, Santa Clara, CA 95051

5. There are no additional agreements between Lessee and Lessor relating to the Equipment subject to the Lease.

6. Lessee consents to the assignment herein by Lessor and will remit and deliver all rent directly to Purchaser at the address set forth above.

7. Lessee by certified mail, will deliver all notices and other communications, relating to any default or alleged default under the Lease, any sublease or relocation of the Equipment or any other matter which could have a material adverse effect on Purchaser's interest in the Equipment or the Lease, given to or made by Lessee pursuant to the Lease to Purchaser at the following address: 6611 Rockside Road, Suite 110, Independence, OH 44131, Attn: Portfolio Administration

8. Lessee will not enter into any agreement amending, modifying or terminating the Lease without the prior written consent of Purchaser, and any such attempted agreement shall be void.

9. Lessee will not assert against the Purchaser any defense, counterclaim or offset that Lessee may have against Lessor or any other party.

10. Lessee acknowledges and agrees that only the copy of the Per Procedure Lease Agreement stamped "Counterpart Number 1" constitutes chattel paper the possession of which can perfect a security interest.

Please return this letter, when executed by Lessee, to the undersigned at the address set forth herein.


                                        Very truly yours,

                                        Hillside Finance International LLC

                                        By: __________________________________

                                        Title: _______________________________



Acknowledged by:

Eye Laser Associates, LLC

By: /s/
    __________________________________

Title:   Managing Member
       ______________________________

Date:     3-28-96
       _______________________________

89193     IMPORTANT--READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM

        This FINANCING STATEMENT is presented for filing, and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code.

------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR   (LAST NAME FIRST--IF AN INDIVIDUAL)                                                     1A. SOCIAL SECURITY OR FEDERAL
            Eye Laser Associates, LLC                                                                    TAX NO.
------------------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                                   1C. CITY, STATE               1D. ZIP CODE
     4585 Steven Creek Blvd, Suite 100                                    Santa Clara, CA               95051
------------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY)  (LAST NAME FIRST--IF AN INDIVIDUAL)                                 2A. SOCIAL SECURITY OR FEDERAL
                                                                                                          TAX NO.
------------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                   2C. CITY, STATE               2D. ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                                         3A. FEDERAL TAX NUMBER

------------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                                    4A. SOCIAL SECURITY NO., FEDERAL
   NAME    Hillside Finance International, LLC                                                          TAX NO. OR BANK TRANSIT
   MAILING ADDRESS             325 George Hill Road                                                     AND A.B.A. NO.
   CITY   Lancaster,                    STATE  MA             ZIP CODE    01523                           04,3293183
------------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY  (IF ANY)                                                              5A. SOCIAL SECURITY NO., FEDERAL
   NAME                                                                                                 TAX NO. OR BANK TRANSIT
   MAILING ADDRESS                                                                                      AND A.B.A. NO.
   CITY                                  STATE                  ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH LOCATED
   AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).

                        SEE ATTACHED SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------
7. CHECK      /X/         7A. / / PRODUCTS OF COLLATERAL                  7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
   IF APPLICABLE                  ARE ALSO COVERED                            INSTRUCTION 5(a) ITEM:
                                                                              / / (1)    / / (2)     / / (3)    / / (4)
------------------------------------------------------------------------------------------------------------------------------------
8. CHECK      /X/             / / DEBTOR IS A "TRANSMITTING UTILITY"
   IF APPLICABLE                  IN ACCORDANCE WITH UCC SEC. 9105 (1)(n)
------------------------------------------------------------------------------------------------------------------------------------
9.                                                       DATE:                      C   10. THIS SPACE FOR USE OF FILING OFFICER
    /s/                                                 3-28-96                     O       (DATE, TIME, FILE NUMBER AND FILING
    SIGNATURE(S) OF DEBTOR(S)                                                       D       OFFICER)
--------------------------------------------------------------------------------    E

    /s/                                                                             1
    TYPE OR PRINT NAME(S) OF DEBTOR(S)                                              2
--------------------------------------------------------------------------------    3
                                                                                    4
    SIGNATURE(S) OF SECURED PARTY(IES)                                              5
--------------------------------------------------------------------------------    6
                                                                                    7
    TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                     8
================================================================================    9
11. Return copy to:                                                                 0

    NAME
    ADDRESS
    CITY
    STATE
    ZIP CODE
================================================================================
                                              FORM UCC-1--
                                              APPROVED BY THE SECRETARY OF STATE

                                ANNEX A TO LEASE:  Kawesh-101
                              EQUIPMENT SCHEDULE:  Kawesh-101

                          Certain Terms and Provisions

LESSEE:

        Full Legal Name:                Eye Laser Associates, LLC
        Billing and Notice Address:     4585 Steven Creek Blvd.
                                        Suite 100
                                        Santa Clara, CA 95051

        Fed. Tax I.D.:
        Send Invoice to Attention of:   _____________________________

EQUIPMENT:      The equipment described on Schedule I to this Annex A -
                Equipment Schedule Kawesh-101.

EQUIPMENT LOCATION:       4585 Steven Creek Blvd.
                          Suite 100
                          Santa Clara, CA  95051

INTERIM TERM:        The period commencing on the Lease Commencement Date and
                     ending on, and including 180 days thereafter.

BASE TERM COMMENCEMENT DATE:    If there is an Interim Term, the Base Term
                                Commencement Date shall be the day immediately following the last day of the Interim Term. If there is no Interim Term, the Base Term
                                Commencement Date shall be the Lease
                                Commencement Date.

BASE TERM:      The period commencing on the Base Term Commencement Date and ending on, and including, the 60 monthly anniversary of the Base
                Term Commencement Date.

LEASE COMMENCEMENT DATE:

PER PROCEDURE FEE: $256.00

PER PROCEDURE USE TAX:  0

MONTHLY TARGET:  50.

TOTAL REQUIRED RENT:    $768,000.00 (The product of the Per Procedure Fee times
                        the Monthly Target times the total number of Monthly
                        Payment Periods in the Base Term).

RENT FOR INTERIM TERM:  $0

LESSOR'S ADDRESS FOR NOTICES:   Hillside Finance International, LLC
                                325 George Hill Road
                                Lancaster, MA 01523

GUARANTOR:

   THIS COUNTERPART [IS____/IS NOT____] THE ORIGINAL CHATTEL PAPER COUNTERPART
               (Check whichever is applicable).

                                   SCHEDULE 1
                                       TO
                       EQUIPMENT SCHEDULE NO. KAWESH-101


One (1) VISX STAR Excimer Laser System including: 1) Excimer Laser System, 1) Patient Chair, 1) Printer, 1) Accessory Kit, Installation, 1 Year Warranty, 10) Key Cards for PTK and 10) Vision Key Cards for PRK, TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFORE., TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFOR.

Eye Laser Associates, LLC
(Lessee)

By:  /s/ Gary Kawesh
     -------------------------
Title:  Managing Member
      ------------------------
        Gary Kawesh
      ------------------------
      (Print Name)

                                        Lease Number:  Kawesh-101

                         PER PROCEDURE LEASE AGREEMENT

        This PER PROCEDURE LEASE AGREEMENT, dated as of the date set forth below the signature hereto of Lessor (this "Lease"), is between Hillside Finance International LLC, as lessor ("Lessor"), and the lessee identified in Annex A ("Lessee").

        In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        1. DEFINITIONS: The terms "Equipment", "Equipment Location", "Interim Term", "Base Term", "Base Term commencement Date", "Per Procedure Fee", "Monthly Target" and "Total Required Rent" shall have the meanings specified in Annex A. Certain other terms are defined in the body of this Lease. The following terms shall have the following meanings:

        "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which banks located in New York, New York are legally authorized to be closed.

        "Delivery and Acceptance Certificate" shall mean a delivery and acceptance certificate relating to the Equipment and executed by Lessee, in substantially the form attached hereto as Annex B.

        "Lease Commencement Date" shall mean the date as of which Lessee shall have executed the Delivery and Acceptance Certificate pursuant to Section 2 or such other date as set forth in Annex A.

        "Monthly Payment Period"" shall mean the successive monthly periods during the Base Term beginning, in each case, immediately following the end of the next preceding Monthly Payment Period (or, in the case of the first Monthly Payment Period, on the Base Term Commencement Date) and ending in the next succeeding month on the same day (or, if there is no same day, the last day) of such month as the day of the month on which the Base Term Commencement Date occurs.

        "Procedure" shall mean a single use of the Equipment for a corrective eye surgery procedure.

        "Rent" shall mean, for the Base Term, all amounts payable by Lessee pursuant to Section 3(a), for any Renewal Term, the Rent payable by Lessee for such Renewal Term as determined pursuant to Section 10, and for the Interim Term, the Rent, if any, so specified in Annex A.

        "Semiannual Payment Period" shall mean the period comprised of the first six Monthly Payment Periods and each successive period thereafter of six consecutive Monthly Payment Periods during the Base Term.

        "Term" shall mean the Interim Term, if any, the Base Term and, if this Lease shall have been renewed pursuant to Section 10 for one or more Renewal Terms, all such Renewal Terms.

        "User" shall mean each user of the Equipment for one or more Procedures.

     "User Agreement" shall mean a user agreement with respect to the Equipment between Lessee and a User.

     The terms "hereof", "herein", "hereunder" and comparable terms refer to this Lease as a whole and not to a particular section, subsection, paragraph or other subdivision hereof.

     2. ACCEPTANCE AND LEASE OF EQUIPMENT. Promptly after delivery of the Equipment to Lessee at the Equipment Location, Lessee shall execute and deliver to Lessor the Delivery and Acceptance Certificate. Lessee agrees that effective upon such execution and delivery all of the certifications and acknowledgements of Lessee contained therein are incorporated herein by reference as if fully set forth herein.

     Lessor hereby agrees to lease to Lessee hereunder, and Lessee hereby agrees to lease from Lessor hereunder, the Equipment for the Term.

     3. RENT: (a) As Rent for the Equipment during the Base Term, Lessee shall pay to Lessor the amounts set forth below, such payments to be made at the times and in the manner specified below:

     (i) For each Monthly Payment Period Lessee shall pay to Lessor an amount equal to the Per Procedure Fee times the number of Procedures performed during such Monthly Payment Period.

     (ii) For each Semiannual Payment Period, Lessee shall pay to Lessor (in addition to all amounts payable pursuant to paragraph (i) above) an amount equal to the excess, if any, of (1) the product of the Monthly Target times the Per Procedure Fee times the total number of Monthly Payment Periods elapsed from the Base Term Commencement Date through the end of such Semiannual Payment Period over (2) the sum of (x) the total amount of Rent payable pursuant to paragraph
(a)(i) above for all Monthly Payment Periods elapsed from the Base Term Commencement Date through the end of such Semiannual Payment Period plus (y) the total amount of Rent payable pursuant to this paragraph (a)(ii) for all prior Semiannual Payment Periods.

     (iii) Notwithstanding the provisions of paragraphs (a)(i) and (a)(ii) above, the aggregate amount of Rent payable by Lessee hereunder for the Base Term pursuant to this paragraph (a) shall be the Total Required Rent. Lessee shall not be required to make any payment of Rent under paragraph (a)(i) or
(a)(ii) above to the extent that the amount of such payment, when added to all other Rent previously or concurrently paid by Lessee hereunder, shall exceed the Total Required Rent.

     (b) Within two Business Days after the end of each Monthly Payment Period, Lessee shall inform Lessor as to the number of Procedures performed during such Monthly Payment Period, together with such information with respect thereto as Lessor shall have reasonably requested. Lessee hereby authorizes Lessor to obtain from the manufacturer of the Equipment and from any person entitled to royalties for the use thereof information as to the number of key cards sold with respect to the Equipment for any Monthly Payment Period. If Lessee fails to provide Lessor information as to the number of Procedures for any Monthly Payment Period as required above, such number may be estimated by Lessor. Upon such information becoming available to Lessor, Lessor shall invoice Lessee for, and Lessee shall forthwith pay to Lessor, any resulting underpayment of Rent, and Lessor shall reflect any resulting overpayment of Rent as a credit in Lessor's next monthly invoice to Lessee.

     (c) Lessor shall invoice Lessee for Rent payable pursuant to paragraphs
(a)(i) and (a)(ii) above. Lessee agrees to make each payment of Rent, in the manner specified by

Lessor, not later than the fifth Business Day after the date of the invoice therefor.

        (d) Rent for the Equipment for any Renewal Term shall be payable in the amounts and at the times determined pursuant to Section 10. Rent, if any, for the Interim Term shall be payable in the amounts and at the times specified in Annex A.

        (e) The obligation of Lessee to pay Rent hereunder shall be absolute and unconditional and shall not be affected by any circumstance of any character, including, without limitation: (1) any counterclaim, setoff, recoupment, interruption, deduction, defense, abatement, suspension, deferment, diminution or reduction; (2) any defect in the condition, design, quality, operation or fitness for use or purpose of the Equipment; (3) any damage to, removal, abandonment, salvage, loss, scrapping or destruction of, or any requisition or taking of, the Equipment, or any part thereof or interest therein; (4) any restriction, prevention, interruption or curtailment of or interference with any use, operation or possession of the Equipment, or any part thereof or interest therein; (5) any defect in, or any lien or encumbrance on title to, the Equipment; or (6) any other occurrence whatsoever, whether similar or dissimilar to the foregoing. This Lease if NON CANCELABLE.

        (f) If, prior to or at the end of any Semiannual Payment Period, the average number of Procedures per month performed during such Semiannual Payment Period is less than the Monthly Target and an amount equal to or greater than the Monthly Target times the Per Procedure Fee has become or is expected to become payable pursuant to paragraph (a)(ii) above for such Semiannual Payment Period, then Lessor may require Lessee to provide an explanation of (x) the circumstances under which such average number of Procedures per months is less than the Monthly Target and (y) the actions which have been taken to eliminate such deficiency. Failing a suitable explanation or course of remedial action, Lessor shall have the right to give notice to Lessee unilaterally amending the definitions in this Lease of "Monthly Target" and "Per Procedure Fee" in order to more accurately reflect Lessee's performance, provided that the product of the Monthly Target times the Per Procedure Fee shall remain unchanged. Upon the giving of such notice such definitions shall be amended as set forth therein, effective as of the commencement of the Monthly Payment Period next following the date of such notice.

        4. SELECTION OF EQUIPMENT; DISCLAIMER OF WARRANTY: Lessee has selected the Equipment and the supplier or manufacturer from whom Lessor has agreed to purchase the Equipment; Lessor is not the manufacturer of the Equipment and Lessor is leasing the Equipment to Lessee "AS IS". LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION WITH THIS LEASE OR AS TO THE ABSENCE OF ANY PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT. Lessor transfers to Lessee for the Term all warranties, if any, made by the manufacturer of the Equipment.

        LESSEE ALSO ACKNOWLEDGES THAT NEITHER THE SUPPLIER NOR ANY SALESMAN, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE SUPPLIER IS LESSOR'S AGENT OR REPRESENTATIVE AND THAT NONE OF THEM IS AUTHORIZED TO WAIVE OR CHANGE ANY TERM, PROVISION OR CONDITION OF THIS LEASE AND EXCEPT FOR THE MANUFACTURER'S WARRANTIES, MAKE ANY REPRESENTATION OR WARRANTY ABOUT THIS LEASE OR THE EQUIPMENT. LESSOR SHALL NOT BE LIABLE OR RESPONSIBLE FOR ANY DELAYS IN MAKING DELIVERIES OR REPAIRS NOR FOR ANY DAMAGES WHATSOEVER OCCASIONED BY ANY BREACH OF WARRANTY OR REPRESENTATION OR RESULTING FROM THE USE OR PERFORMANCE OF THE EQUIPMENT. LESSEE'S OBLIGATION TO PAY IN FULL ANY AMOUNT DUE UNDER THIS LEASE SHALL NOT BE AFFECTED BY ANY DISPUTE, CLAIM COUNTERCLAIM, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE OR

ASSERT AGAINST THE SUPPLIER OR THE EQUIPMENT MANUFACTURER.

        5. USE OF EQUIPMENT: Lessee shall, and shall cause each User to, comply with all federal, state and local laws, rules and regulations, all manufacturer's recommendations and warranty requirements and all professional standards and practices in connection with the use of the Equipment. Lessee shall not permit the Equipment to be used other than by qualified personnel. Prior to the use of the Equipment by any User other than Lessee, Lessee shall enter into a User Agreement with such User in substantially the form set forth in Annex C or in such other form as shall be acceptable to Lessor. Lessee hereby assigns to Lessor, and grants to Lessor a security interest in, all of Lessee's rights in each such User Agreement; provided that upon request of Lessor Lessee shall enter into an Assignment and Security Agreement substantially in the form attached hereto as Annex D.

        6. MAINTENANCE AND REPAIR: Lessee shall, at its own cost and expense, keep the Equipment in good repair, condition and working order, except for ordinary wear and tear, and Lessee will supply all parts and servicing required. All replacement parts used and installed and repairs made to the Equipment will become Lessor's property. Lessee shall, at its own cost and expense, make any modifications to the Equipment which may be required by law. Lessee may, with Lessor's prior written consent, make other modifications to the Equipment subject to such conditions relating thereto as shall be specified by Lessor. Lessor shall be deemed the owner of any such modifications which are required by law or which are not easily removable without causing damage to the Equipment. Before returning the Equipment, Lessee shall remove all other such modifications and restore the Equipment to its original condition. If Lessee fails to remove such modifications, Lessor shall be deemed the owner of such modifications (but without waiving any of Lessor's rights regarding the foregoing removal and restoration obligations of Lessee).

        7. TITLE, PERSONAL PROPERTY, LOCATION AND INSPECTION: Lessor owns the Equipment and Lessee has the right to use the Equipment for the full term provided Lessee complies with the terms and conditions of this Agreement. The Equipment is personal property even though the Equipment may become attached to any real estate. Lessee agrees not to permit a lien or encumbrance to be placed upon the Equipment or to remove the Equipment from the Equipment Location without Lessor's prior written consent. If Lessor feels it is necessary, Lessee agrees to provide Lessor with waivers of interest or liens, from anyone claiming any interest in the real estate on which the Equipment is located. Lessor shall also have the right, at reasonable times, to inspect the Equipment. If requested by Lessor, Lessee will place and maintain on the Equipment a marker satisfactory to Lessor identifying Lessor as the owner of the Equipment.

        8. ASSIGNMENT: LESSEE AGREES NOT TO TRANSFER, SELL, SUBLEASE, ASSIGN, PLEDGE OR ENCUMBER EITHER THE EQUIPMENT OR ANY RIGHTS UNDER THIS LEASE WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. Lessor may sell, assign or transfer this Lease, including an assignment for security purposes. Lessee agrees that if Lessor shall sell, assign or transfer this Lease, the new owner will have the same rights and benefits that Lessor now has and will be obligated to perform Lessor's obligations only to the extent provided in the instrument of assignment or transfer. Lessee agrees that the right of the new owner will not be subject to any claims, defenses, or set-offs that Lessee may have against Lessor.

        9. REDELIVERY AND RENEWAL: On or prior to the last day of the Term, Lessee shall return the Equipment, freight and insurance prepaid, to Lessor in good condition and working order, ordinary wear and tear excepted, and free and clear of all liens and encumbrances, in a manner and to a location designated by Lessor.

        10. RENEWAL RIGHT: So long as no default by Lessee under this Lease exists and subject to the terms of this Section 10, Lessee shall have the right to renew this

Lease for a period of one year (a "Renewal Term") commencing upon the expiration of the Base Term and may similarly renew this Lease, for an unlimited number of times, upon the expiration of any Renewal Term then in effect for an additional Renewal Term of one year. To exercise such option, Lessee shall give Lessor notice thereof not later than 90 nor earlier than 120 days prior to the expiration of the Base Term or then current Renewal Term, as the case may be. The rent payable during any Renewal Term shall be the then fair rental value of the Equipment (assuming the Equipment has been maintained in the condition required by this Section 6), as such fair rental value and the times for payment of and other terms relating to such rent shall be mutually agreed by Lessor and Lessee. All of the other terms and provisions of this Lease shall be applicable during any Renewal Term. Notwithstanding the foregoing, if Lessor and Lessee are unable to reach agreement as to the amount, times for payment of and other terms relating to the rent for the Equipment for any proposed Renewal Term as to which Lessee has given notice of election as provided above, Lessee's notice of election shall be void and of no effect and this Lease shall terminate at the end of the Base Term or then current Renewal Term, as the case may be.

        11. PURCHASE OPTION: Notwithstanding anything to the contrary in the Per Procedure Lease and Annex A to Lease, Lessor and Lessee hereby agree, provided no default has occurred and is continuing under the Per Procedure Lease, at the end of the Base Term, Lessor will sell all, but not part of, the Equipment listed on the Annex A to Lease AS IS, WHERE IS and transfer title to Lessee for the consideration of One Dollar ($1.00) and will execute such documentation as necessary to effect such transfer of title to the extent title was conveyed to Lessor. Any instrument of transfer shall contain the following: THE EQUIPMENT TRANSFERRED HEREBY IS TRANSFERRED "AS IS" AND "WHERE IS". THE SELLER MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND WHATSOEVER IN REGARD TO SUCH EQUIPMENT. THE SELLER HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES IN REGARD TO SUCH EQUIPMENT, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR ANY PARTICULAR USE, OR OF QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY OR PERFORMANCE.

        12. LOSS OR DAMAGE: Lessee is responsible for the risk of loss or destruction of, or damage to, the Equipment. No such loss or damage shall relieve Lessee from any obligations under this Lease. In the event of damage to or loss or destruction of the Equipment, Lessee agrees to promptly notify Lessor in writing of such fact and shall, at Lessor's option, (a) repair the Equipment to good condition and working order, (b) replace the Equipment with like equipment by transferring title thereto to Lessor, free of all liens and encumbrances, in which case such equipment shall be subject to this Lease and be deemed the Equipment, or (c) pay to Lessor the present value of the total of all unpaid Rent payments for the full Term (which, in the case of the Base
Term, shall be the unpaid portion of the Total Required Rent) plus the estimated fair market value of the Equipment at the end of the Term, all discounted at [six percent (6%)] per year, together with all other amounts due and unpaid hereunder, whereupon this Lease shall terminate. All proceeds or insurance received by Lessor as a result of such loss or damage will be applied, where applicable, toward the replacement or repair of the Equipment or the payment of Lessee's obligations. For purposes of this Section 12 and Section 17a, the estimated fair market value of the Equipment at the end of the Term shall be determined by mutual agreement between Lessor and Lessee or, at the request of either party, by an independent appraiser selected by Lessor.
Lessee shall pay all fees, costs and expenses of any such appraiser.

        13. INDEMNITY: Lessor shall not be responsible for any losses or injuries caused by the Equipment or the installation, use, maintenance or condition thereof. Lessee agrees to indemnify Lessor and its officers, directors, employees and agents, on an after-tax basis, for and to defend and hold harmless Lessor and each such other person against any and all claims, including claims for personal injury, liabilities, losses, costs or damages, including attorneys fees and costs, resulting or arising in any manner from or in connection with the Equipment, including the installation, use, maintenance or condition thereof.

     14. TAXES: Lessee agrees to pay when due all license and registration fees, sale and use taxes, personal property taxes and all other taxes and charges, relating to the ownership, leasing, rental, sale, purchase, possession or use of the Equipment, but excluding any net income taxes payable by Lessor on payments of Rent hereunder. Lessee further agrees to pay Lessor, on demand, any tax (including any income tax) payable by Lessor by reason of any payments made by Lessee pursuant to the immediately preceding sentence. Lessee agrees that if Lessor pays any taxes or charges on Lessee's behalf, Lessee shall reimburse Lessor, on an after-tax basis, for all such payments and shall pay Lessor on demand interest thereon from the date paid by Lessor until reimbursed by Lessee at the rate specified in Section 17 plus reasonable costs incurred by Lessor in collecting and administering any taxes, assessments or fees and remitting thereto the same to appropriate authorities. Lessee agrees that Lessor shall have the right each year to estimate the yearly personal property taxes that will be due for the Equipment, together with such additional amount as shall be necessary so that the payments to Lessor by Lessee pursuant to this sentence shall be on an after-tax basis, and Lessee will pay Lessor 1/12th of the estimated taxes and such additional amount within ___ days after the end of each Monthly Payment Period. Promptly after the actual amount of such taxes is determined, Lessee shall pay to Lessor the amount of any underpayment together with an additional amount thereon calculated as provided in the next preceding sentence, and Lessor shall refund to Lessee any overpayment together with the portion of the additional amount paid pursuant to the next preceding sentence which is allocable thereto.

     15. INSURANCE: During the term of this Lease, Lessee will keep the Equipment insured with responsible insurers against all risks of loss or damage in an amount not less than the higher of 110% of the initial purchase price of the Equipment from the supplier or manufacturer and the replacement cost of the Equipment, without deductible and without co-insurance. Lessee shall also obtain and maintain for the term of this Lease, comprehensive public liability insurance covering both personal injury and property damage of at least $2,000,000 per occurrence. Lessor shall be the sole named loss payee on the property insurance and shall be named as an additional insured on the public liability insurance. Each such insurance policy shall (i) provide that no cancellation or termination of coverage shall be effective as to Lessor unless the insurer shall have provided Lessor 30 days prior written notice thereof by certified mail and (ii) contain such other provisions for the benefit of the loss payee or additional insured, as the case may be, as shall be requested by Lessor. Lessee will pay all premiums for such insurance and shall deliver from time to time upon request of Lessor proof of insurance coverage satisfactory to Lessor. If Lessee does not provide such insurance, Lessee agrees that Lessor shall have the right, but not the obligation, to obtain such insurance, in which event Lessee shall pay Lessor for all costs thereof.

     16. DEFAULT: Lessee shall be in default under this Lease if any of the following occurs: (a) Lessee shall fail to pay when due any payment of Rent or other sum payable under this Lease; (b) Lessee shall breach any warranty or other obligation under this Lease, or any other agreement with Lessor; (c) Lessee shall breach any warranty or other obligation under any license agreement governing the use and operation of the Equipment; or (d) Lessee, any partner of Lessee or any guarantor of Lessee obligations hereunder dies, Lessee shall become insolvent or unable to pay its debts when due, Lessee shall stop doing business as a going concern; Lessee shall merge, consolidate, transfer all or substantially all its assets; Lessee, any guarantor of Lessee's obligations hereunder or any partner of Lessee shall voluntarily file or have filed against it involuntarily, a petition of liquidation, reorganization, adjustment of debt or similar relief under the Federal Bankruptcy Code or any other present or future federal or state bankruptcy or insolvency law, or a trustee, receiver or liquidator shall be appointed of it or a substantial part of its assets.

                17. REMEDIES: Lessor shall have the following remedies if a default by Lessee under this Lease shall occur:

                 a. Lessor may upon written notice, declare the entire balance of the unpaid Rent for the full Term (which in the case of the Base Term shall be the unpaid portion of the Total Required Rent) immediately due and payable, sue for and receive all such unpaid Rent and any other payments then accrued or accelerated under this Lease or any other agreement between Lessor and Lessee plus the estimated fair market value of the Equipment at the end of the Term; provided that all such accelerated Rent and the estimated fair market value of the Equipment shall be discounted to the date of the default at six (6%) per year (or at such other rate as shall be required by law);

                b. Lessor may charge Lessee interest on all moneys due Lessor at the rate of fifteen percent (15%) per year from the date of default until paid, but in no event more than the maximum rate permitted by law;

                c. Lessor may charge a return-check or non-sufficient funds charge ("NSF Charge") to reimburse Lessor for the time and expense incurred with respect to the check that is returned for any reason including insufficient or uncollected funds, which NSF Charge is stipulated and liquidated at $25.00;

                d. Lessor may require that Lessee return the Equipment to Lessor, and in the event Lessee shall fail to return the Equipment Lessor or its agents may enter upon the premises peaceably with or without legal process where the Equipment is located and repossess the Equipment. Such return or repossession of the Equipment shall not constitute a termination of this Lease unless Lessor expressly so notifies Lessee in writing. In the event the Equipment is returned or repossessed by Lessor and unless Lessor shall have terminated this Lease, Lessor shall sell or re-rent the Equipment to such persons and upon such terms as Lessor may determine, at one or more public or private sales and with or without notice to Lessee and apply the net proceed after deducting the costs and expenses of such sale or re-rent, to Lessee's obligations with Lessee remaining liable for any deficiency and with any excess being retained by Lessor. The credit for any sums to be received by Lessee from any such rental shall be discounted to the date of the rental agreement at six percent (6%) per year; and

                e. Lessor may exercise any and all other remedies permitted by applicable law, including, without limitation, the Uniform Commercial Code as in effect in New York or any other relevant jurisdiction.

Lessee shall also be required to pay all expenses incurred by Lessor in connection with the enforcement of any remedies hereunder, including all expenses of repossessing, storing, shipping, repairing and selling the Equipment and all reasonable attorney's fees.

                Whenever any payment of Rent is not made when due, Lessee agrees to pay Lessor, on demand, interest on such unpaid Rent from the date due until such Rent shall have been paid at the rate of fifteen percent (15%) per annum, but in no event more than the maximum rate permitted by law. Such amount is payable in addition to all amounts payable by Lessee as a result of the exercise of any other remedies.

                All of Lessor's remedies hereunder are cumulative, and are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised either concurrently or separately. The exercise of any one remedy shall not be deemed an election of such remedy, or preclude the exercise of any other remedy. No failure on Lessor's part to exercise any right or remedy and no delay in exercising any right or remedy shall operate as a waiver of any right or remedy or modify the terms of this Lease. A waiver of any default shall not be construed as a waiver of any other or subsequent default.

        18. WARRANTY OF BUSINESS PURPOSE: Lessee hereby warrants and represents that the Equipment will be used for business purposes, and not for personal, family or household purposes.

        19. UCC FILINGS; FURTHER ASSURANCES; FINANCIAL STATEMENTS: Lessee authorized Lessor to file a financing statement with respect to the Equipment or Lessor's security interest in any Service Agreement signed by Lessor where permitted by the Uniform Commercial Code and grants Lessor the right to sign such financing statement on Lessee's behalf. Lessee agrees to sign any such financing statement upon request of Lessor. The filing of a financing statement with respect to the Equipment is not to be construed as evidence that any security interest was intended to be created, but only to give public notice of Lessor's ownership of the Equipment. If this Lease is deemed at any time to be one intended as security then Lessee grants to Lessor a security interest in the Equipment and the proceeds from the sale, rent or other disposition in the Equipment. Lessee agrees to execute such further instruments as Lessor may reasonably request to carry out more effectively the intent and purpose of this Lease and to protect and maintain Lessor's right, title and interest in and to the Equipment. If Lessor shall so request, Lessee agrees to submit financial statements (audited if available) on a quarterly basis.

        20. GUARANTY: If a Guarantor is identified on Annex A, Lessee agrees to cause such guarantor to execute and deliver in favor of Lessor a guaranty in substantially the form set forth in Annex E on or prior to the Lease Commencement Date.

        21. CHOICE OF LAW: THE TERMS OF THIS LEASE AND ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND DELIVERED, AND TO BE FULLY PERFORMED, IN THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW. Lessee consents to and agrees that personal jurisdiction over Lessee and subject matter jurisdiction over the Equipment shall be with the courts of the State of New York or the Federal District Court for the Southern District of New York, solely at Lessor's option, with respect to the provisions of this Lease.

        22. NOTICE: Written notices will be deemed to have been given to either party hereto when delivered personally or deposited in the United States mail, postage prepaid, addressed to such party at its address set forth in Annex A or at such other address as such party may have subsequently provided in writing.

        23. ENTIRE AGREEMENT; SEVERABILITY; WAIVERS: This Lease contains the entire agreement and understanding of the parties with respect to the subject matter hereof. No agreements or understanding are binding on the parties unless set forth in writing and signed by the parties. Any provision of this Lease which for any reason may be held unenforceable in any jurisdiction shall, as to jurisdiction, be ineffective without invalidating the remaining provisions of this Lease. It is further agreed that the rights and remedies of the parties are governed by this Lease and Lessee waives any and all rights and remedies granted by Sections 2A-506 through 2A-522 of the Uniform Commercial Code.

        24. COUNTERPARTS: This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart hereof other than the original chattel paper counterpart so identified on Annex A.

        25. REPRESENTATIONS AND WARRANTIES: Lessee represents and warrants that it has full power and authority to enter into this Lease, that this Lease has been duly authorized (if Lessee is a corporation or a partnership), executed and delivered by Lessee, and that this Lease constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms.

        IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year set forth below the signature of Lessor.


                                        HILLSIDE FINANCE INTERNATIONAL
                                        ("LESSOR")


                                        Signature:
                                                   -----------------------------
                                        Title: Managing Director
                                        For: Hillside Finance International LLC
                                        Date:
                                              ----------------------------------


                                        Eye Laser Associates, LLC
                                        ("LESSEE")

                                        Signature: /s/ Gary Kawesh
                                                   -----------------------------
                                        Title: Managing Member
                                               ---------------------------------
                                        For: Eye Laser Associates, LLC

                   ADDENDUM TO PER PROCEDURE LEASE AGREEMENT
                                 NO. KAWESH-101,
                          DATED                , 1995
             BETWEEN HILLSIDE FINANCE INTERNATIONAL, LLC AS LESSOR
                                      AND
                           EYE LASER ASSOCIATES, LLC


BETWEEN HILLSIDE FINANCE INTERNATIONAL, as Lessor and Eye Laser Associates, LLC, as Lessee

In consideration of Lessor entering into an Per Procedure Lease Agreement with Lessee, dated __________________________, the undersigned agree that:

        The monthly payments due to Lessor under the Per Procedure Lease Agreement shall have a priority over any withdrawal of funds by the principals of Lessee and no payment, transfer, withdrawal or distribution shall be made by Lessee to any individual or corporate or partnership owner of Lessee or to any affiliated individual, corporation or partnership until such time as the monthly lease payment has been made. Any breach of this Addendum or Agreement, shall constitute an Event of Default under the Per Procedure Lease Agreement.

                                   HILLSIDE FINANCE INTERNATIONAL, LLC (LESSOR)

                                   BY: ________________________________

                                   TITLE:  ____________________________


                                   EYE LASER ASSOCIATES, LLC (LESSEE)

                                   BY:  /s/
                                        --------------------------------

                                   TITLE:  Managing
                                           -----------------------------

                                                ANNEX B TO LEASE

                      DELIVERY AND ACCEPTANCE CERTIFICATE
                                       TO
                  PER PROCEDURE LEASE AGREEMENT NO. KAWESH-101
                   ANNEX A- EQUIPMENT SCHEDULE NO. KAWESH-101

THIS DELIVERY AND ACCEPTANCE CERTIFICATE ("Certificate") is being executed and delivered pursuant to the Per Procedure Lease Agreement and Annex A - Equipment Schedule referenced above, (collectively, the "Lease") between Hillside Finance International, LLC as lessor ("LESSOR") and Eye Laser Associates, LLC as lessee ("LESSEE") and for the benefit of the Lessor and pertains to the following equipment ("EQUIPMENT"):

                             SEE ATTACHED EXHIBIT A

WE HEREBY CERTIFY AND ACKNOWLEDGE that all the Equipment subject to the above referenced Lease and specified herein or in any above referenced schedule has been delivered to us; that any necessary installation of the Equipment has been fully and satisfactorily performed; that the Equipment has been examined and/or tested and is in good operating order and condition and in all respects satisfactory to Lessee; and that, after full inspection thereof, we have accepted the Equipment for all purposes as of the date hereof, including, without limitation, for purposes of the above referenced Lease. We hereby represent and warrant that any right we may have now or in the future to reject the Equipment or to revoke our acceptance thereof has terminated as of the date of this Certificate, and we hereby waive any such right by the execution hereof.

WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE that the Lessor has fully and satisfactorily satisfied all its obligations under the Lease, and that any and all conditions to the effectiveness of the Lease or to our obligations under the Lease have been satisfied, and that we have no defenses, set-offs or counterclaims to any such obligations, and that the Lease is in full force and effect, and that no event of default has occurred thereunder.

WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE (IN ADDITION TO, AND WITHOUT IN ANY WAY LIMITING, THE DISCLAIMERS OF LESSOR'S WARRANTIES SET FORTH IN THE LEASE) THAT THE LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CAPACITY, CONDITION, DESIGN, DURABILITY, MATERIAL, MERCHANTABILITY, PERFORMANCE, QUALITY, SUITABILITY, WORKMANSHIP OR VALUE OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR THAT THE EQUIPMENT WILL SATISFY THE REQUIREMENTS OF ANY LAW, RULE, REGULATION, SPECIFICATION OR CONTRACT, OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OF NATURE WHATSOEVER WITH RESPECT TO THE EQUIPMENT OR ANY ASSOCIATED ITEM OR ANY ASPECT THEREOF.

WE HEREBY FURTHER CERTIFY AN ACKNOWLEDGE that in the event the Equipment subject to the Lease fails to perform as expected or represented by the manufacturer/supplier, Lessee shall continue to make monthly payments to Lessor as required under the terms of the Lease and Lessee shall look solely to the manufacturer or supplier for the performance of all covenants and warranties with respect to the Equipment and hereby agrees to indemnify Lessor and hold it harmless from such non-performance or breach of warranty with respect to the Equipment.

WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE that Lessor is not the manufacturer, supplier, distributor or seller of the Equipment and has no control, knowledge of familiarity with the conditioning, capacity, functioning or other characteristics of the Equipment.

WE HEREBY FURTHER ACKNOWLEDGE that Lessor is relying upon this Certificate as a condition to making payment to the manufacturer and/or supplier of the Equipment.

Date Equipment Accepted:________________________

Eye Laser Associates, LLC (Lessee)


By:  /s/
    -----------------------------

Title: Managing Member
       --------------------------

                                   EXHIBIT A

ONE (1) VISX STAR Excimer Laser System including: 1) Excimer Laser System, 1) Patient Chair, 1) Printer, 1) Accessory Kit, Installation, 1 Year Warranty,
10) Key Cards for PTK and 10) Vision Key Cards for PRK, TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFORE., TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFORE.

                                                              ANNEX C TO LEASE


                         PER PROCEDURE USER AGREEMENT

        This PER PROCEDURE USER AGREEMENT, dated as of the Commencement Date (this "Agreement"), is between the Laser Center Operator identified in Annex A ("Operator"), and the user identified in Annex A ("User").

        In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        1. DEFINITIONS: The terms "Equipment", "Equipment Location," "Term," "Per Procedure Fee," "Monthly Target," and "Total Required Payments" shall have the meanings specified in Annex A. Certain other terms are defined in the body of this Agreement. The following terms shall have the following meanings:

        "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which banks located in New York, New York are legally authorized to be closed.

        "Commencement Date" shall mean the date as of which Operator shall have executed this Agreement, as set forth below Operator's signature hereto.

        "Monthly Payment Period" shall mean the successive monthly periods during the Term beginning, in each case, immediately following the end of the next preceding Monthly Payment Period (or, in the case of the first Monthly Payment Period, on the Commencement Date) and ending in the next succeeding month on the same day (or, if there is no same day, the last day) of such month as the day of the month on which the Commencement Date occurs.

        "Procedure" shall mean a single use of the Equipment for a corrective eye surgery procedure.

        "Semiannual Payment Period" shall mean the period comprised of the first six Monthly Payment Periods and each successive period thereafter of six consecutive Monthly Payment Periods during the Term.

        The terms "hereof", "herein", "hereunder" and comparable terms refer to this Agreement as a whole and not a particular section, subsection, paragraph or other subdivision hereof.

        2. GRANT OF RIGHT TO USE: Effective as of the Commencement Date, Operator hereby grants to User, and User hereby accepts, the right to use the Equipment for Procedures during the Term at the Equipment Location for Procedures on the terms and conditions set forth in this Agreement.

     3. SERVICE FEE: (a) User shall pay to Operator for the use of the Equipment during the Term the amounts set forth below ("Service Fee Payments"), such Service Fee Payments to be made at the times and in the manner specified below:

     (i) For each Monthly Payment Period, User shall pay to Operator an amount equal to the Per Procedure Fee times the number of Procedures performed during such Monthly Payment Period.

     (ii) For each Semiannual Payment Period, User shall pay to Operator (in addition to all amounts payable pursuant to paragraph (i) above) an amount equal to the excess, if any, of (1) the product of the Monthly Target times the Per Procedure Fee times the total number of Monthly Payment Periods elapsed from the Commencement Date through the end of such Semiannual Payment Period over (2) the sum of (x) the total amount of Service Fee Payments payable pursuant to paragraph (a)(i) above for all Monthly Payment Periods elapsed from the Commencement Date through the end of such Semiannual Payment Period plus (y) the total amount of Service Fee Payments payable pursuant to this paragraph (a)(ii) for all prior Semiannual Payment Periods.

     (iii) Notwithstanding the provisions of paragraphs (a)(i) and (a)(ii) above, the aggregate amount of Service Fee Payments payable by User hereunder for the Term pursuant to this paragraph (a) shall be the Total Required Payments. User shall not be required to make any Service Fee Payment under paragraph (a)(i) or (a)(ii) above to the extent that the amount of such Service Fee Payment, when added to all other Service Fee Payments previously or concurrently paid by User hereunder, shall exceed the Total Required Payments.

     (b) Within two Business Days after the end of each Monthly Payment Period, User shall inform Operator as to the number of Procedures performed during such Monthly Payment Period, together with such information with respect thereto as Operator shall have reasonably requested.

     (c) Operator shall invoice User for Service Fee Payments payable pursuant to paragraphs (a)(i) and (a)(ii) above. User agrees to make each Service Fee Payment, in the manner specified by Operator on its behalf, not later than the fifth Business Day after the date of the invoice therefor.

     (d) Subject to the continuing obligation of Operator to make available the Equipment for User's use, the obligation of User to make Service Fee Payments hereunder shall be absolute and unconditional. Except as otherwise provided herein, this Agreement in NON CANCELABLE.

     4. USE OF EQUIPMENT: User shall comply with all federal, state and local laws, rules and regulations, all manufacturer's recommendations and warranty requirements, all professional standards and practices and all reasonable requirements of Operator in connection with the use of the Equipment.

     5. ASSIGNMENT: USER AGREES NOT TO TRANSFER, SELL, SUBLEASE, ASSIGN, PLEDGE OR ENCUMBER ANY RIGHTS UNDER THIS AGREEMENT WITHOUT OPERATOR'S PRIOR WRITTEN CONSENT. Operator may sell, assign or transfer this Agreement, including an assignment for security purposes, to any person. User agrees that if Operator shall sell, assign or transfer this Agreement, the new owner will have the same rights and benefits that Operator now has and will be obligated to perform Operator's obligations only to the extent provided in the instrument of assignment or transfer.

     6. INDEMNITY: User agrees to indemnify Operator, any assignee of Operator's rights hereunder and their respective officers, directors, employees and agents for and to defend and hold harmless each such person against any and all claims, including claims for personal injury, liabilities, losses, costs or damages, including attorneys fees and costs, resulting or arising in any manner from or in connection with the use of the Equipment by User or by any other person with User's permission.

     7. DEFAULT: User shall be in default under this Agreement if any of the following occurs: (a) User shall fail to pay when due any Service Fee Payment or other sum payable under this Agreement; (b) User shall breach any warranty or other obligation under this Agreement, or any other agreement with Operator; (c) Operator shall breach any warranty or other obligation under any license agreement governing the use and operation of the Equipment; or (d) User dies, shall become insolvent or unable to pay its debts when due, shall voluntarily file or have filed against it involuntarily, a petition of liquidation, reorganization, adjustment of debt or similar relief under the Federal Bankruptcy Code or any other present or future federal or state bankruptcy or insolvency law, or a trustee, receiver or liquidator shall be appointed of it or a substantial part of its assets.

     If a default by User under this Agreement shall occur, Operator may, at its option, terminate this Agreement by giving written notice of termination to User, and may pursue any and all other remedies permitted by applicable law.

     Whenever any Service Fee Payment is not made when due, User agrees to pay Operator, on demand, interest on such unpaid Service Fee Payment from the date due until such Service Fee Payment shall have been paid at the rate of fifteen percent (15%) per annum, but in no event more than the maximum rate permitted by law. Such amount is payable in addition to all amounts payable by User as a result of the exercise of any other remedies.

     All of Operator's remedies hereunder are cumulative, and are in addition to any other remedies provided for by the law, and may, to the extent permitted by law, be exercised either concurrently or separately. The exercise of any one remedy shall not be deemed an election of such remedy, or preclude the exercise of any other remedy. No failure on Operator's part to exercise any right or remedy and no delay in exercising any right or remedy shall operate as a waiver of any right or remedy or modify the terms of this Agreement. A waiver of default shall not be construed as a waiver of any other or subsequent default.

        8. WARRANTY OF BUSINESS PURPOSE: User hereby warrants and represents that the Equipment will be used by User for business purposes, and not for the personal, family or household purposes.

        9. CHOICE OF LAW: THE TERMS OF THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND DELIVERED, AND TO BE FULLY PERFORMED, IN THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.

        10. NOTICE: Written notices will be deemed to have been given to either party when delivered personally or deposited in the United Stated mail, postage prepaid, addressed to such party at its address set forth in Annex A or at such other address as such party may have subsequently provided in writing. So long as any security or other assignment by Operator of any of Operator's rights hereunder shall be in effect, User shall furnish to the assignee a copy of all notices which User gives to Operator hereunder.

        11. ENTIRE AGREEMENT; SEVERABILITY: This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof. No agreements or understanding are binding on the parties unless set forth in writing and signed by the parties. Any provision of this Agreement which for any reason may be held unenforceable in any jurisdiction shall, as to jurisdiction, be ineffective without invalidating the remaining provisions of this Agreement.

        IN WITNESS WHEREOF, Operator and User have each caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year set forth below.

                                        OPERATOR

                                        Signature: /s/ Gary Kawesh
                                                   ---------------------------
                                        Title: Managing Member
                                               -------------------------------
                                        For: Eye Laser Associates, LLC
                                        Date:
                                              --------------------------------


                                        USER

                                        Signature: /s/ Gary Kawesh
                                                   ---------------------------
                                        Title:
                                               -------------------------------
                                        For: RK and Laser Eye Institute of
                                        California

                                                                        ANNEX A


                        Certain Terms and Provisions

LASER CENTER OPERATOR:

        Full Legal Name:  Eye Laser Associates, LLC

        Notice Address:   4585 Steven Creek Blvd.
                          Suite 100
                          Santa Clara, CA 95051

USER:

        Full Legal Name:

        Billing and Notice Address:

        Fed. Tax I.D.:

        Send Invoice to Attention of:

EQUIPMENT:      The equipment described in Schedule I to this Annex A.

EQUIPMENT LOCATION:     4585 Steven Creek Blvd.
                        Suite 100
                        Santa Clara, CA 95051

TERM: The period commencing on the Commencement Date and ending on, and including, the 66 monthly anniversary of the Commencement Date.

PER PROCEDURE FEE:      $256.00

MONTHLY TARGET:                     .

TOTAL REQUIRED PAYMENTS:  $                (The product of the Per Procedure
                          Fee times the Monthly Target times the total number of Monthly Payment Periods in the Base Term.)

                                                               ANNEX D TO LEASE


                       ASSIGNMENT AND SECURITY AGREEMENT

        ASSIGNMENT AND SECURITY AGREEMENT (this "Assignment") dated as of the date set forth in Annex A, is between the assignor identified in Annex A ("Assignor") and Hillside Finance International LLC, as assignee ("Assignee").


                                   WITNESSETH

        WHEREAS, Assignee, as lessor, and Assigner, as lessee, have entered into the Lease identified in Annex A (the "Lease"), which provides for the lease by Assignee to Assignor of the Equipment identified in Annex A, and

        WHEREAS, Assignor and the user identified in Annex A (the "User") have entered into the user agreement identified in Annex A (the "User Agreement") providing for the use of the Equipment by User; and

        WHEREAS, Section 5 of the Lease requires that Assignor enter into with Assignee this Assignment whereby Assignor, as security for its obligations under the Lease, shall assign to Assignee its rights under the User Agreement;

        NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Lease, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        SECTION .1. Certain Defined Terms

        .1.1 Certain terms are defined in the body of this Assignment. The terms "hereof", "herein", "hereunder" and comparable terms refer to this Assignment as a whole and not to a particular section, subsection, paragraph or other division hereof. As used in this Assignment, the term "Assigned Rights" shall mean all of the rights and property assigned to the Assignees hereunder.

        SECTION .2. Assignment of Rights, Title and Interest in, to and under the Assigned Agreements.

        .2.1 Assignor, as security for the full payment and performance as and when due of all obligations of Assignor under the Lease and this Assignment, including without limitation the payment when due of all Rent (as defined in the Lease) and all other amounts payable by Assignor under the Lease or this Assignment, (collectively, the "Secured Obligations"), hereby assigns, transfers, conveys and sets over to Assignee, and grants to Assignee a continuing security interest in, all of Assignee's rights, title and interest in, to and under the User Agreement and all proceeds thereof, including without limitation:

                (a) all Service Fee Payments (as defined in the User Agreement) and all other payments due and to become due under the User Agreement, whether as contractual obligations, damages payable to Assignor for any breach thereunder, or otherwise;

                (b) all of Assignor's claims, rights, powers or privileges and remedies under the User Agreement;

                (c) all rights of Assignor to receive proceeds of any bonds, insurance, indemnity, warranty or guaranty with respect to the User Agreement;

                (d) all of Assignor's rights under the User Agreement (i) to make determinations, (ii) to exercise any right of election (including election of remedies) or option or to give or receive any notice, consent, waiver or approval together with full power and authority to demand, receive, enforce, collect or give receipt for any of the foregoing or any property which is the subject of the User Agreement,
        (iii) to endorse any checks, or other instruments or orders, (iv) to terminate, amend, supplement or modify the User Agreement, (v) to file any claims and (vi) to take any action which, in the opinion of Assignee, may be necessary or advisable in connection with any of the foregoing; and

                (e)  the proceeds and products of any and all of the foregoing.

                .2.2 It is hereby expressly agreed that, anything contained herein to the contrary notwithstanding, Assignor shall remain liable under the User Agreement to perform all the obligations assumed by it thereunder and Assignee shall have no obligation or liability thereunder by reason of or arising out of the assignments herein contained, nor shall Assignee be required or obligated in any manner to perform or fulfill any obligations of Assignor under the User Agreement or pursuant thereto, or to make any payment, or to present or file any claim, or to take any other action to enforce any right assigned to it hereunder or to which it may be entitled pursuant thereto any time or times.

                .2.3 Assignor hereby undertakes that, notwithstanding the assignments herein contained, it shall punctually perform all its obligations under the User Agreement.

                .2.4 Following the occurrence and continuance of a default by Assignor under Section 16 of the Lease, Assignee shall be entitled but not obligated to perform, itself or through its nominee(s), all or any of Assignor's obligations under the User Agreement without thereby releasing Assignor from its obligations thereunder, and to perform in its or Assignor's name all acts which Assignor is entitled to perform with respect to the User Agreement.

                .2.5 Except as otherwise provided in this Section 2, and except during any period when a default by Assignor under Section 16 of the Lease shall be continuing, Assignor may collect and receive all amounts payable by User, and exercise all of its rights, powers privileges and remedies, under the User Agreement; provided, that without the prior written consent of Assignor, Assignee shall not waive any of its rights under, or enter into or consent to any amendment, modification, waiver or termination of, the User Agreement.

        .2.6    Assignor hereby agrees that, forthwith upon the execution of this Assignment, it will give to User notice by registered mail of the execution and delivery hereof and of the assignment of the User Agreement hereunder. Said notice shall also contain a request that a copy of all notices, demands or declarations at any time delivered to Assignor by User shall be delivered to Assignee. Assignor will immediately upon the receipt thereof, deliver to Assignee copies of all such notices, demands or declarations at any time received by Assignor from User.

        SECTION .3. Remedies

        .3.1    If a default by Assignor under Section 16 of the Lease shall be continuing, Assignee shall, subject to the terms of the User Agreement, have all rights of a secured party under the Uniform Commercial Code of New York or any other relevant jurisdiction to enforce the assignments and security interests contained herein and in addition shall have the right (a) to enforce all remedies, rights, powers and privileges of Assignor under any or all of the Assigned Rights, (b) to sell any or all of the Assigned Rights at public or private sale upon at least 10 days prior written notice and/or (c) to substitute itself or any nominee or agent in lieu of Assignor as a party to the User Agreement.

        .3.2    Assignor irrevocably appoints Assignee, its successors and assigns, Assignor's true and lawful attorney, with full power (in the name of Assignor, the predecessor in interest under the User Agreement or otherwise), upon the occurrence and during the continuance of a default by Assignor under Section 16 of the Lease, (i) to carry out the provisions of this Assignment and to take any action and execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes hereof in accordance with the terms of this Assignment, and (ii) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under or arising out of the User Agreement, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable. The foregoing appointment is irrevocable and coupled with an interest.

        SECTION .4. Miscellaneous

        .4.1    Expenses.  Assignor agrees to pay, upon demand, to Assignee
(together with interest thereon at the rate specified in Section 17b of the Lease), the amount of any and all fees and expenses, including without limitation the reasonable fees and expenses of its counsel, which Assignee may incur in connection with (x) the preservation or protection of the Assigned Rights or any of Assignee's rights under this Agreement, (y) the exercise or enforcement of any rights or remedies of Assignee hereunder or (z) the failure by Assignor to perform or observe any of the provisions hereof.

     .4.2 Further Assurances. Assignor hereby undertakes, at its own expense, to accomplish any appropriate filings (including the filing of financing statements) relative to the assignments herein contained and execute, sign, deliver and (if required) make any appropriate filings in connection with such further assurance, instrument, document, act or thing as in the opinion of Assignee may be necessary or desirable for the purpose of more effectually assigning the Assigned Rights and/or perfecting the assignments herein contained and/or enabling Assignee to enjoy the full benefit of the assignments and the rights and the powers herein granted to Assignee. Assignor hereby authorizes Assignee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Assigned Rights without the signature of Assignor where permitted by law.

     .4.3 Payments. All moneys collected or received in respect of the Assigned Rights, and any and all moneys collected or received in any proceedings pursuant to this Assignment shall be applied to the Secured Obligations.

     .4.4 Binding Effect. All of the covenants, warranties, undertakings and agreements of Assignor hereunder shall bind Assignor and its permitted successors and assigns and shall inure to the benefit of Assignee and its successors and assigns whether so expressed or not.

     .4.5 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude or require any other or future exercise thereof or the exercise of any right, power or privilege hereunder. All rights, powers and remedies granted to Assignee hereunder shall be cumulative, may be exercised singly or concurrently and shall not be exclusive or any rights or remedies provided by law.

     .4.6 Illegality. In the event that by reason of any law or regulation in force or to become in force, or by reason or a ruling of any court whatsoever, or by any other reason whatsoever, the assignments herein contained and security interest granted hereby are either wholly or partly defective, Assignor hereby undertakes to furnish Assignee with the alternative assignments and security and/or to do all such other acts as, in the opinion of Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

     .4.7 Continuing Assignment and Termination. This Assignment shall create a continuing assignment of the Assigned Rights and shall remain in full force and effect until payment in full of the Secured Obligations.

     .4.8 Waivers, Amendments, Supplements and Other Modifications. The provisions of this Assignment may be waived, amended, supplemented or otherwise modified from time to time, in whole or in part, only by writing signed by Assignor and Assignee.

     .4.9 Assignment. Assignor hereby consents to any assignment of this Assignment in whole or in part by Assignee in connection with the assignment of its rights under the Lease in whole or in part. In the event of any assignment or transfer of this Assignment, the term "Assignee" as used in this Agreement shall be deemed to mean any such assignee or transferee, as the case may be. No assignment of this Assignment may be made by Assignor without the prior written consent of Assignee.

        .4.10 Notices. Any notice or other communication hereunder shall be given in the manner set forth in the Lease.

        .4.11 Governing Law. THE TERMS OF THIS ASSIGNMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND DELIVERED, AND TO BE FULLY PERFORMED, IN THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.

        .4.12 Survival of Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Assignment.

        .4.13 Severability. In case any one or more of the provisions contained in this Assignment shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

        .4.14 Execution of Counterparts. This Assignment may be executed in any number of counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

        .4.15 Representations and Warranties. Assignor represents and warrants that it has full power and authority to enter into this Assignment, that this Assignment has been duly authorized (if Assignor is a corporation or a partnership), executed and delivered by Assignor, and that this Assignment constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with its terms.

        IN WITNESS WHEREOF this Assignment has been executed and delivered as of the date and year specified in Annex A.

                                        ASSIGNOR

                                        Signature: /s/
                                                   ----------------------------
                                        Title: Managing Member
                                               --------------------------------
                                        For: Eye Laser Associates, LLC


                                        ASSIGNEE

                                        Signature:
                                                   ----------------------------
                                        Title:
                                               --------------------------------
                                        For: Hillside Finance International, LLC

                                                          ANNEX A TO ASSIGNMENT




                          CERTAIN TERMS AND PROVISIONS


DATE OF ASSIGNMENT:


ASSIGNOR: Eye Laser Associates, LLC


USER AGREEMENT:


USER:


EQUIPMENT: The equipment described in Schedule I to this Annex A.

                      HILLSIDE FINANCE INTERNATIONAL, LLC
                                           Per Procedure Lease No. Kawesh-101

                   UNLIMITED GUARANTY OF PER PROCEDURE LEASE

The undersigned, jointly and severally request that Hillside Finance International, LLC herein after called Lessor, extend credit or to otherwise do business with Eye Laser Associates, LLC hereinafter called Lessee, and in consideration thereof and of benefits to accrue to each of us therefrom each of the undersigned as a primary obligor, severally and jointly and unconditionally guarantees to you that Lessee will fully and promptly perform, pay and discharge all its present and future obligations to you, irrespective of any invalidity therein, or the unenforceability thereof, and agree without your first having to proceed against Lessee of to liquidate any security therefor, to pay on demand all sums due you from Lessee and all losses, costs, attorney's fees or expenses, which may be suffered by you by reason of Lessee's default or default of any of the undersigned.

Each of the undersigned waives notice of acceptance hereof and of presentment demand, protest, and notice of nonpayment or protest as to any note or obligation signed, accepted, endorsed, or assigned to you by said Lessee, and all exemptions and Homestead Laws and any other demands and notices required by law, and we and each of use waive all defenses, set-offs, and counterclaims. You may, without notice to us, renew or extend any obligation of Lessee or of co-guarantors, accept partial payments thereon or settle, release by operation of law, or otherwise compound, compromise, collect, consent to the release or transfer of such security and bid and purchase at any sale without affecting or impairing the obligation of the undersigned hereunder.

THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE UNDER, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. LESSOR AND GUARANTORS AGREE THAT ANY CONTROVERSY OR CLAIMS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE RESOLVED AT LESSOR'S OPTION IN ITS SOLE DISCRETION EITHER (a) BY ARBITRATION
IN THE STATE OF NEW YORK IN ACCORDANCE WITH THE RULES AND PRACTICES OF THE AMERICAN ARBITRATION ASSOCIATION AND A JUDGMENT ON THE AWARD MAY BE ENTERED BY ANY COURT OF COMPETENT JURISDICTION, OR (b) IN ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK, GUARANTORS HEREBY KNOWINGLY AND IRREVOCABLY WAIVES ANY OBJECTIONS ON THE GROUNDS OF IMPROPER JURISDICTION OR VENUE TO AN ACTION IN THE STATE OF NEW YORK AND AGREES THAT EFFECTIVE SERVICE OF PROCESS MAY BE MADE UPON GUARANTOR BY MAIL.

All liabilities of Lessee shall mature immediately upon insolvency of the Lessee, or the filing by or against the Lessee of any insolvency proceeding, or the calling of a meeting of Lessee's creditors, or the death of Lessee, if an individual.

This guaranty shall bind our respective heirs, administrators, personal representatives, successors and assigns, and shall inure to your successors and assigns. All of your rights hereunder are cumulative and not alternative.

WITNESS our hands and seal this 28 day of March, 1996

INDIVIDUAL GUARANTOR'S SIGNATURE

/s/ Gary M. Kawesh
----------------------------------------
Name:  Gary M. Kawesh, M.D.

Address:  14526 Berry Way

City: San Jose    State:  California   Zip:  95124

Telephone No.:  408-296-1010

State of: _______________________________

County of :  ____________________________

This foregoing Guaranty was subscribed and sworn to, before me, on this _____ day of _________________ 19___

X ___________________________________________________
    Notary Public

My Commission expires:  ____________________________

                     PLEASE FORWARD TO YOUR INSURANCE AGENT

Dear Agent:

Please use this letter as a request for insurance coverage for Eye Laser Associates, LLC, in the amount of $584,650.00 which is equal to 110% of the equipment cost. As you are the agent for Eye Laser Associates, LLC we request that the policy be amended to incorporate the following items:

        DVI CAPITAL COMPANY IS TO BE NAMED LOSS PAYEE AND ADDITIONAL INSURED UNDER THE PROPERTY DAMAGE COVERAGE IN THE AMOUNT OF: $584,650.00.

        DVI CAPITAL COMPANY IS TO BE NAMED ADDITIONAL INSURED UNDER THE EXISTING LIABILITY COVERAGE ($2,000,000.00 minimum).

        DVI CAPITAL COMPANY IS TO BE NAMED ADDITIONAL INSURED UNDER THE EXISTING AUTOMOBILE LIABILITY COVERAGE. PLEASE INCLUDE PROPERTY DAMAGE COVERAGE.

        COVERAGE IS ALL RISK WITH A 30 DAY NOTICE PRIOR TO CANCELLATION AND/OR TERMINATION BY CERTIFIED MAIL.

        EQUIPMENT LOCATION TO BE COVERED:
        4585 Steven Creek Blvd.
        Suite 100
        Santa Clara, CA 95051

        EQUIPMENT DESCRIPTION: Hillside Finance International, LLC Per Procedure Lease Kawesh-101, Annex A - Equipment Schedule Kawesh-101

The items listed on the attached invoice(s) and made a part hereof constitute the Equipment which is subject to the terms of the insurance coverage, TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFOR.

NOTE: KINDLY LIST LEASE # AND EQUIPMENT DESCRIPTION ON INSURANCE CERTIFICATE.

Property damage coverage will need to be increased to cover the above dollar amount where the existing policy is insufficient so that our equipment will be adequately insured.

Please issue a Certificate of Insurance evidencing the above items including policy number(s) and date(s) of expiration and fax DVI Capital Company at (216) 520-2908 for review and approval prior to following up with the original hard copy direct to DVI Capital Company, 6611 Rockside Road, Suite 110, Independence, OH 44131 (address for certificate holder).

In case we need to get in touch with you, please also include your name and telephone number in the box for agent. If you are not authorized to issue a Certificate, please contact our office as soon as possible so that we may discuss how to proceed.

Sincerely,
Eye Laser Associates, LLC


By: /s/
    ------------------------------------
Date:            3/28/96
     -----------------------------------

DVI Capital Company
6611 Rockside Road
Suite 110
Independence, OH 44131

RE: Hillside Finance International, LLC PER PROCEDURE LEASE No.
Kawesh-101 Annex A - Equipment Schedule No. Kawesh-101

Gentlemen:

I herewith instruct DVI Capital Company to contact my insurance agent for the purpose of obtaining insurance coverage on equipment I will be leasing/financing from them. My insurance agent is as follows:

Agent:       __________________________________________________________

Agency Name: __________________________________________________________

Address:     __________________________________________________________

             __________________________________________________________

Phone No.:   __________________________________________________________

Insurance Carrier: ____________________________________________________

A copy of this authorization shall act as the original for the sole purpose of obtaining insurance as set forth above.

Eye Laser Associates, LLC
Lessee

By  /s/ Gary Kawesh
    -------------------------------

Title  Managing Member
       ----------------------------

                       LESSEE'S CERTIFICATE OF SECRETARY

     I, Gary Kawesh, as (Assistant) Secretary of Eye Laser Associates, LLC, a California limited liability corporation (the "Corporation"), hereby certifies that:

     1. The following is a complete and correct copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting duly called, conveyed and held on ______________, 19__, at which a quorum was present and acting throughout and that the resolutions have not been amended or modified and are in full force and effect:

     RESOLVED, that the President, any Vice President, Treasurer, and Secretary of this Corporation be, and each hereby is, authorized and empowered, for and on behalf of this Corporation, to execute and deliver the Per Procedure Lease Agreement ("Lease") dated as of _____________, 19__, between Hillside Financial International, LLC as Lessor and the Corporation as Lessee and any Lease Schedules, Addenda or Riders which are now attached to, and a part of, the Lease and which may be executed from time to time hereafter; the execution and delivery of the Lease by any such officers to be conclusive evidence of the due authorization and approval thereof by this Corporation.

     RESOLVED, that the President, any Vice President, Treasurer, and Secretary of this Corporation be, and each hereby is, authorized and empowered, for and on behalf of this Corporation, to do such acts and things, and to execute and deliver any and all Schedules, certificates, instructions, requests, financing statements, and other instruments and documents as, in their judgment, may be necessary or appropriate to consummate the transactions and perform the obligations contemplated in the Lease; and doing of such acts and things and the execution and delivery of such amendments, certificates, instructions, requests, financing statements and other instruments and documents to be conclusive evidence of the due authorization and approval thereof by this Corporation.

     2. The Lease, in substantially the same form as executed and delivered by the Corporation, was presented to and approved by the Board of Directors of the Corporation in connection with the adoption of the foregoing resolutions and ordered filed with the Minutes of the Corporation.

     3. I have examined the Charter, Articles of Incorporation and By-Laws of the Corporation and am familiar therewith and there are no restrictions imposed therein on the power and authority of the Board of Directors of the Corporation to adopt the foregoing resolutions or upon the Corporation or its officers to act in accordance therewith.

     4. No proceeding of or the amendment of the Charter, Articles of Incorporation or By-Laws of the Corporation or for the merger, consolidation, sale of assets and business, liquidation or dissolution of the Corporation has been commenced or is ending.

     5. The Corporation is validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business and is in good standing in all jurisdictions in which any of the personal property subject to the Lease is or may be located.

     6. The following persons are on the date hereof duly elected, qualified and acting officers of the Corporation holding the respective offices set opposite their respective names and offices below are their genuine signatures.

        NAME                  TITLE                        SIGNATURE
        ----                  -----                        ---------

Gary Kawesh                   Managing Member              /s/ Gary Kawesh
---------------------         -------------------          --------------------

---------------------         -------------------          --------------------

     7. That, pursuant to the Corporation's By-Laws, Certificate of Incorporation and any other appropriate documents of the Corporation as may be necessary, I have the power and authority to execute this Certificate on behalf of the Corporation, and that I have so executed this Certificate and set the seal of the Corporation on the 28 day of March, 1996.

[Seal]
                                    /s/ Gary Kawesh
                                    ----------------------------
                                    (Assistant) Secretary

                                       1